Exhibit 10.1

Execution Copy

SJW GROUP

$510,000,000

3.05% Senior Notes, Series 2019A, due November 1, 2029

3.15% Senior Notes, Series 2019B, due November 1, 2031

3.53% Senior Notes, Series 2019C, due November 1, 2039

NOTE PURCHASE AGREEMENT

Dated October 8, 2019

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Schedule A	—	Defined Terms

Schedule 1(a)	—	Form of 2029 Notes

Schedule 1(b)	—	Form of 2031 Notes

Schedule 1(c)	—	Form of 2039 Notes

Schedule 3	—	Form of Funds Delivery Instruction Letter

Schedule 4.4(a)	—	Form of Opinion of Morgan, Lewis & Bockius LLP, Counsel for the Company

Schedule 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers

Schedule 5.3	—	Disclosure Materials

Schedule 5.4	—	Subsidiaries of the Company

Schedule 5.5	—	Financial Statements

Schedule 5.14	—	Use of Proceeds

Schedule 5.15	—	Existing Indebtedness

Schedule 10.4	—	Existing Liens

Schedule 10.6	—	Existing Additional Covenants

Schedule 13.2	—	Form of Transferee Wire Instructions

Purchaser Schedule	—	Information Relating to Purchasers

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SJW Group

110 West Taylor Street

San Jose, California 95110

3.05% Senior Notes, Series 2019A, due November 1, 2029

3.15% Senior Notes, Series 2019B, due November 1, 2031

3.53% Senior Notes, Series 2019C, due November 1, 2039

October 8, 2019

To EACH OF THE PURCHASERS LISTED IN

THE PURCHASER SCHEDULE HERETO:

Ladies and Gentlemen:

SJW Group, a Delaware corporation (the “Company”), agrees with each of the Purchasers as follows:

SECTION 1. AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of $310,000,000 aggregate principal amount of its 3.05% Senior Notes, Series 2019A, due November 1, 2029 (the “2029 Notes”), $75,000,000 aggregate principal amount of its 3.15% Senior Notes, Series 2019B, due November 1, 2031 (the “2031 Notes”) and $125,000,000 aggregate principal amount of its 3.53% Senior Notes, Series 2019C, due November 1, 2039 (the “2039 Notes,” and, together with the 2029 Notes and the 2031 Notes, the “Notes”). The 2029 Notes shall be substantially in the form set out in Schedule 1(a), the 2031 Notes shall be substantially in the form set out in Schedule 1(b) and the 2039 Notes shall be substantially in the form set out in Schedule 1(c). Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.

SECTION 2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the respective principal amounts and of the series specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several, and not joint, obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Pillsbury Winthrop Shaw Pittman LLP, 31 West 52nd Street, New York, New York 10019, at 10:00 a.m. New York City time, at a closing (the “Closing”) on October 8, 2019 (the “Closing Date”). At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser, as set forth opposite such Purchaser’s name in the Purchaser’s Schedule, in the form of a single Note of each series to be purchased by such Purchaser (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request prior to the Closing) dated the Closing Date and registered in such Purchaser’s name (or, in each case, in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to the Company’s account in accordance with Schedule 3.

If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing are subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct at the Closing (except with respect to representations and warranties made as of a specific date, in which case they shall be correct as of such date).

Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.8 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, certifying as to (i) the resolutions attached thereto and any other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s organizational documents as then in effect.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Morgan, Lewis & Bockius LLP, counsel for the Company, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Purchasers) and (b) from Pillsbury Winthrop Shaw Pittman LLP, special counsel to the Purchasers in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted by Applicable Law, Etc. On the Closing Date such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each Purchaser and each Purchaser shall purchase the Notes to be purchased by such Purchaser at the Closing as specified in the Purchaser Schedule.

Section 4.7. Private Placement Numbers. A Private Placement Number issued by S&P Global Market Intelligence’s CUSIP Global Services (in cooperation with the SVO) shall have been obtained for each series of the Notes.

Section 4.8. Changes in Corporate Structure, Change in Control. The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity and no Change in Control shall have occurred, at any time following the date of the most recent financial statements referred to in Schedule 5.5, except as permitted pursuant to Section 10.1 and except as contemplated by the Merger Agreement.

Section 4.9. Funding Instructions. At least three (3) Business Days prior to the Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 substantially in the form of Schedule 3.

Section 4.10. Consent of Holders of Other Securities. Any consents or approvals required to be obtained from any holder or holders of any outstanding Security of the Company and any amendments of agreements pursuant to which any Securities may have been issued that shall be necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained, and all such consents, approvals or amendments shall be reasonably satisfactory in form and substance to the Purchasers and special counsel to the Purchasers.

Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and special counsel to the Purchasers, and such Purchaser and special counsel to the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or special counsel to the Purchasers may reasonably request.

Section 4.12. Governmental Authorizations, Etc. All consents, approvals and authorizations of, notices to, and registrations, filings and declarations with, or other actions by, any Governmental Authority required for the valid execution, delivery or performance by the Company of this Agreement or the Notes shall have been obtained on or before the Closing Date.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agent, J.P. Morgan Securities LLC, has made the Disclosure Documents available to each Purchaser. This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered or made available to the Purchasers by or on behalf of the Company, or to which the Purchasers were directed or referred by or on behalf of the Company, prior to September 20, 2019, in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered or made available to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in or contemplated by the Disclosure Documents, since December 31, 2018, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 contains a complete and correct list of the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof and the jurisdiction of its organization.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary have been validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any Lien that is prohibited by this Agreement.

(c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.15 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company.

Section 5.5. Financial Statements; Material Liabilities. (a) The Company, through its agent, J.P. Morgan Securities LLC, has made available to each Purchaser copies of the financial statements of the Company and its Subsidiaries filed with the SEC and listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

(b) The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in or contemplated by the Disclosure Documents.

(c) The pro forma financial information included in the Disclosure Documents has been prepared on a basis consistent with the Company’s historical financial statements included in the Disclosure Documents (except for the pro forma adjustments specified therein), includes all material adjustments to the Company’s historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the notes to such financial information as of the respective dates of such pro forma information and gives effect to assumptions made on a reasonable basis.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. The representation by the Company to each Purchaser in subsection (c) of this Section 5.6 is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.1 as to its purchase for investment and purchaser status.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, or other action by, any Governmental Authority (including, without limitation, any permit or authorization issued by the California Department of Health Services and the California Department of Water Resources) is required in connection with the valid execution, delivery or performance by the Company of this Agreement or the Notes, except such as may have been obtained or may be required under state securities or blue sky laws; provided, however, that the representation by the Company to each Purchaser in this Section 5.7 is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.1 as to its purchase for investment and purchaser status.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) Except as disclosed in or contemplated by the Disclosure Documents, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Except as disclosed in or contemplated by the Disclosure Documents, neither the Company nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which, individually or in the aggregate, is not Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all open years, and for its current fiscal year, are adequate. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2014.

Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12. Compliance with Employee Benefit Plans. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to Section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or Section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) As of January 1, 2019, the present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that would reasonably be expected to have a Material Adverse Effect. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in Sections 3(26) and 3(27) of ERISA, respectively.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) As of January 1, 2019, the expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes at the Closing will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f) The Company and its Subsidiaries do not have any Non-U.S. Plans.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 75 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of the date indicated in such Schedule 5.15 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranty thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries, except to the extent that the Company increases the amount of Indebtedness under the Credit Agreements dated as of June 1, 2016 (A) among SJW Group, SJW Land Company and JPMorgan Chase Bank, N.A., (B) among SJWTX, Inc., as Borrower, SJW Group, as Guarantor, and JPMorgan Chase Bank, N.A., and (C) between San Jose Water Company and JPMorgan Chase Bank, N.A., including any renewals, extensions or modifications thereto (not to exceed $15,000,000 in the aggregate thereunder) between such date and the Closing Date. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case that would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act.

Section 5.18. Environmental Matters. Neither the Company nor any Subsidiary is in violation of any applicable federal, state or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposal to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances which violation could, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has any liability or class of liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).

Section 5.19. Merger Agreement. The Company has no reason to believe that the representations and warranties of Connecticut Water Service, Inc. contained in the Merger Agreement are untrue in any material respect.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes under the Securities Act or list the Notes on any national securities exchange.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account and that therefore the Source is not and does not include “plan assets” as defined in Section 3(42) of ERISA; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this Section 6.2(c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM has been disclosed to the Company in writing pursuant to this Section 6.2(d) and (ii) either (A) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this Section 6.2(d) or (B) based upon the list of affiliates (as defined in Part VI(c) of the QPAM Exemption) provided to the Purchasers by the Company, the conditions of Part I(a) of the QPAM Exemption are satisfied; or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this Section 6.2(e); or

(f) the Source is a governmental plan that is covered neither by ERISA nor Section 4975 of the Code and neither the purchase of, nor the subsequent holding of, the Notes will result in, arise from, constitute or involve a transaction that is prohibited under applicable state or local law; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this Section 6.2(g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and not subject to Section 4975 of the Code.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Sections 3(3), 3(32) and 3(17) of ERISA, respectively.

Section 6.3. Accredited Investor. Each Purchaser severally represents that it is an “accredited investor” as such term is defined in Regulation D promulgated pursuant to the Securities Act.

SECTION 7. INFORMATION AS TO COMPANY.

Section 7.1. Financial and Business Information. The Company shall deliver to each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within sixty (60) days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b) Annual Statements — within one hundred five (105) days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice, proxy statement or similar document sent by the Company or any Subsidiary to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

(d) Notice of Default or Event of Default — promptly, and in any event within five (5) Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) Employee Benefits Matters — promptly, and in any event within ten (10) days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof that would reasonably be expected to have a Material Adverse Effect;

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; or

(iv) receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans;

(f) Resignation or Replacement of Auditors — within ten (10) days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request;

(g) Ratings Confirmation — if, at any time, no credit rating from a Rating Agency of the Company is publicly available (free of charge), within thirty (30) days of the Company receiving written notice from a holder of a Note that is an Institutional Investor that a credit rating from a Rating Agency for the Company is no longer publicly available (free of charge), a letter of a Rating Agency confirming the credit rating of the Company, which shall be provided to each holder of a Note that is an Institutional Investor at least annually so long as no credit rating from a Rating Agency of the Company is publicly available (free of charge); and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including actual copies of the Form 10-Q and the Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10 during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the financial statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation. The Company shall permit the representatives of each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; provided, that such visits shall not occur more frequently than once per calendar year; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be reasonably requested.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c), (d), (e), (f) or (g) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c), (d), (e), (f) or (g) are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company;

(b) the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at https://www.sjwgroup.com as of the date of this Agreement;

(c) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c), (d), (e), (f) or (g) are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(d) the Company shall have timely filed any of the items referred to in Section 7.1(c) or (f) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access (including, for the avoidance of doubt, with respect to Section 7.1(f), the filing of a Current Report on Form 8-K prepared in accordance with the requirements of Form 8-K for disclosing the resignation or replacement of auditors);

provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of clauses (b), (c) or (d), the Company shall give each holder of a Note written notice within the required time period, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments. (a) The Company may, at its option, upon notice as provided in this Section 8.2(a), prepay at any time prior to, in the case of the 2029 Notes, August 1, 2029 (three months prior to the Maturity Date of the 2029 Notes)(the “2029 Notes Par Call Date”), in the case of the 2031 Notes, August 1, 2031 (three months prior to the Maturity Date of the 2031 Notes)(the “2031 Notes Par Call Date”) and in the case of the 2039 Notes, August 1, 2039 (three months prior to the Maturity Date of the 2039 Notes)(the “2039 Notes Par Call Date” and, together with the 2029 Notes Par Call Date and the 2031 Notes Par Call Date, the “Par Call Date”), all, or from time to time any part of the Notes of the related series, in an amount not less than $100,000 in aggregate principal amount of the Notes of such series in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with accrued and unpaid interest thereon to the date of such prepayment, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of such series written notice of each optional prepayment under this Section 8.2(a) not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of such series to be prepaid on such date, the principal amount of each Note of such series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of such series a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b) The Company may also, at its option, upon notice as provided in this Section 8.2(b), prepay at any time on or after the applicable Par Call Date all, or from time to time any part of the Notes of the related series, in an amount not less than $100,000 in aggregate principal amount of the Notes of such series in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with accrued and unpaid interest thereon to the date of such prepayment. The Company will give each holder of Notes of such series written notice of each optional prepayment under this Section 8.2(b) not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of such series to be prepaid on such date, the principal amount of each Note of such series held by such holder to be prepaid (determined in accordance with Section 8.3) and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.

Section 8.3. Allocation of Partial Prepayments.

(a) In the case of each partial prepayment of the Notes of any series pursuant to Section 8.2, the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

(b) Notwithstanding anything contained in Section 8 to the contrary, if and so long as any Event of Default described in Sections 11(a), 11(b), 11(g), 11(h) or 11(i) shall have occurred and be continuing, any partial prepayment of the Notes pursuant to Section 8.2 shall be allocated among all of the Notes of all series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.4. Maturity; Surrender, Etc In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of a series except (a) upon the payment or prepayment of the Notes of such series in accordance with this Agreement and the Notes of such series or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes of such series at the time outstanding upon the same terms and conditions, provided, that if and so long as any Event of Default described in Sections 11(a), 11(b), 11(g), 11(h) or 11(i) shall have occurred and be continuing, such written offer shall be made pro rata to the holders of all Notes of all series outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least fifteen (15) Business Days. If the holders of more than 10% of the principal amount of the Notes of such series then outstanding accept such offer, the Company shall promptly notify the remaining holders of Notes of such series of such fact and the expiration date for the acceptance by holders of Notes of such series of such offer shall be extended by the number of days necessary to give each such remaining holder of Notes of such series at least five (5) Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes of such series may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note or any part or portion thereof, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% (50 basis points) plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% (50 basis points) plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Special Mandatory Prepayment. The Company shall, not later than five (5) Business Days after the earlier to occur of (a) the date on which the Merger Agreement is terminated without prior or concurrent consummation of the Merger and (b) the date that is the one-year anniversary of the Closing, if the Merger has not been consummated on or prior to such date, give written notice (the “Mandatory Prepayment Notice”) of such circumstances to each holder of the Notes. The Mandatory Prepayment Notice shall (i) describe the foregoing facts and circumstances, as applicable, (ii) make reference to this Section 8.7 and the obligation of the Company to mandatorily prepay all of the outstanding Notes in full at a price equal to 100% of the outstanding principal amount of the Notes, together with accrued and unpaid interest thereon to the date of such prepayment and a prepayment fee equal to 1.0% of the principal amount of the Notes so prepaid (the “Prepayment Settlement Amount”), and (iii) specify a date (which shall be a Business Day) for such prepayment (the “Mandatory Prepayment Date”), which date shall not be less than five (5) Business Days nor more than thirty (30) Business Days after the date of the Mandatory Prepayment Notice. The Mandatory Prepayment Notice shall be accompanied by a certificate of a Senior Financial Officer setting forth the principal amount, accrued and unpaid interest and Prepayment Settlement Amount payable to each holder in connection with such prepayment. On the Mandatory Prepayment Date, the aggregate principal amount of all Notes, together with accrued and unpaid interest thereon and the Prepayment Settlement Amount shall become due and payable.

Section 8.8. Offer to Prepay Notes in the Event of a Change in Control.

(a) Notice of Change in Control. The Company will, within five (5) Business Days after the Company has knowledge of the occurrence of a Change in Control, give written notice of such Change in Control to each holder of record of the Notes (determined as of the date of such notice). Such notice shall contain and constitute an offer to prepay Notes as described in Section 8.8(b) and shall be accompanied by the certificate described in Section 8.8(e).

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by Section 8.8(a) shall be an offer to each holder to prepay, on a date specified in such offer (the “Change in Control Proposed Prepayment Date”), in accordance with and subject to this Section 8.8, all, but not less than all, of the Notes held by such holder. Such Change in Control Proposed Prepayment Date shall be a Business Day not less than thirty (30) days and not more than sixty (60) days after the date of such offer (or if the Change in Control Proposed Prepayment Date shall not be specified in such offer, the Change in Control Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer).

(c) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay all, but not less than all, of the Notes held by such holder made pursuant to this Section 8.8 by causing a notice of such acceptance or rejection to be delivered to the Company at least five (5) Business Days prior to the Change in Control Proposed Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.8 or an attempt by such holder to accept the offer other than with respect to all Notes held by such holder shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, together with accrued and unpaid interest on such Notes accrued to the date of prepayment but without any Make-Whole Amount. The prepayment shall be made on the Change in Control Proposed Prepayment Date.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying (i) the Change in Control Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.8 and that failure by a holder to respond to such offer by the deadline established in Section 8.8(c) or to accept such offer with respect to all, but not less than all, of the Notes held by it shall result in such offer to such holder being deemed rejected, (iii) the principal amount of each Note held by such holder offered to be prepaid, (iv) the interest that would be due on each Note held by such holder offered to be prepaid, accrued to the Change in Control Proposed Prepayment Date, (v) that no Make-Whole Amount is payable in connection with such prepayment, (vi) that the conditions of this Section 8.8 have been fulfilled and (vii) in reasonable detail, the nature and date of the Change in Control.

Section 8.9. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9. AFFIRMATIVE COVENANTS.

The Company covenants that, so long as any of the Notes are outstanding:

Section 9.1. Compliance with Laws. Without limiting Section 10.3, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including the Occupational Safety and Health Act of 1970, as amended, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. Subject to Section 10.1, the Company will at all times preserve and keep its corporate existence in full force and effect. Subject to Sections 10.1 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate (or equivalent) existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP in all material respects and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.7. Maintenance of Rating. The Company will use commercially reasonable efforts to (a) obtain a credit rating for the Company by at least one Rating Agency no later than December 31, 2019 and (b) cause the Company to be rated by at least one Rating Agency continuously so long as any Notes are outstanding.

SECTION 10. NEGATIVE COVENANTS.

The Company covenants that, so long as any of the Notes are outstanding:

Section 10.1. Merger, Consolidation, Etc. The Company will not, and will not permit any Water Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a) any Water Subsidiary may merge or consolidate with or into the Company; provided that the Company is the continuing or surviving corporation;

(b) any Water Subsidiary may merge or consolidate with or into a Wholly Owned Subsidiary; provided that such Wholly Owned Subsidiary is the continuing or surviving corporation;

(c) the Company may consolidate or merge with any other corporation if (A) (i) the Company shall be the continuing or surviving corporation or (ii) the continuing or surviving corporation is a solvent corporation duly organized and existing under the laws of any state of the United States of America or the District of Columbia, with substantially all of its assets located and substantially all of its operations conducted within the United States of America, and such continuing or surviving corporation expressly assumes, by a written agreement satisfactory in form and substance to the Required Holders (which agreement may require, in connection with such assumption, the delivery of such opinions of counsel as the Required Holders may require), the obligations of the Company under this Agreement and the Notes, including all covenants contained herein and therein, and such successor or acquiring entity shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto and (B) no Default or Event of Default exists before or after such merger or consolidation; and

(d) any Water Subsidiary may merge or consolidate with any other Person; provided that, immediately after giving effect to such merger or consolidation (I) a Subsidiary of which the Company owns directly or indirectly at least 95% of the Voting Stock thereof shall be the continuing or surviving Person and (II) no Default or Event of Default exists before or after such merger or consolidation.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation from its liability under this Agreement or the Notes.

Section 10.2. Line of Business. Neither the Company nor any Water Subsidiary will engage in any business if, as a result, the general nature of the business (including but not limited to water reclamation and sewage treatment) in which the Company and its Subsidiaries, taken as a whole, would then be engaged in would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries, taken as a whole, as of the Closing.

Section 10.3. Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to, (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.4. Limitation on Liens. The Company will not, and will not permit any Water Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Water Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, without making effective provisions whereby all of the Notes shall be directly secured equally and ratably with all of the other obligations secured thereby (and providing to the holders of the Notes an opinion satisfactory in form and substance to the holders of the Notes from counsel satisfactory to the holders of the Notes to the effect that the Notes are so secured) except:

(a) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by Section 9.4;

(b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

(c) Liens incidental to the conduct of business or the ownership of properties and assets (including but not limited to warehousemen’s and attorneys’ liens and statutory landlords’ liens) and specific Liens including but not limited to pledges of Securities to secure deposits, and other Liens incurred in the ordinary course of business and not in connection with the borrowing of money; provided in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings the effect of which is to stay or prevent enforcement of such Lien;

(d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Subsidiaries or which customarily exist on properties of corporations or other business entities engaged in similar activities and similarly situated and which do not in any event, individually or in the aggregate, materially impair their use in the operation of the business of the Company and its Subsidiaries;

(e) Liens existing on fixed assets at the time of acquisition thereof by the Company or a Subsidiary or Liens existing on fixed assets owned by a business entity at the time such entity is acquired by the Company or a Subsidiary; provided that (i) any such Lien shall attach only to the fixed assets so acquired or to the fixed assets owned by the business entity so acquired, as the case may be, (ii) the Lien and the Indebtedness secured thereby shall not have been incurred in contemplation of the acquisition, and (iii) all Indebtedness secured by any such Lien shall have been incurred within the applicable limitations of Section 10.5;

(f) in the event of a consolidation or merger of the Company in compliance with Section 10.1(c) where the surviving corporation is not the Company (the surviving corporation being the “Acquiring Corporation”), Liens existing on assets of the Acquiring Corporation and its subsidiaries at the time of the consolidation or merger, as the case may be, so long as (i) the Lien shall attach only to the assets to which the Lien was attached at the time of the consolidation or merger, and (ii) the Lien and the Indebtedness secured thereby shall not have been incurred in contemplation of such consolidation or merger;

(g) Liens securing Indebtedness of a Subsidiary to a Water Subsidiary or the Company;

(h) Liens existing as of the Closing Date and set forth on Schedule 10.4;

(i) Liens incurred after the Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition of fixed assets useful and intended to be used in carrying on the business of the Company or a Subsidiary, including Finance Leases; provided that (i) the Lien shall attach solely to the fixed assets purchased, (ii) at the time of acquisition of such fixed assets, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such fixed assets whether or not assumed by the Company or a Subsidiary shall not exceed an amount equal to 100% of the lesser of the total purchase price or fair market value at the time of acquisition of such fixed assets (as determined in good faith by the Board of Directors of the Company), (iii) the aggregate of all amounts so financed outstanding at any time on and after the Closing Date by the Company and its Subsidiaries shall not exceed the greater of (A) $20,000,000 or (B) 10% of Consolidated Net Worth, and (iv) all such Indebtedness shall have been incurred within the applicable limitations provided in Section 10.5;

(j) Liens on the property of San Jose Water Company securing its mortgage bonds issued pursuant to a mortgage bond indenture or other governing instrument; provided, that (A) such mortgage bond indenture or governing instrument shall have been consented to in writing by the Required Holders and (B) provision shall have been made concurrently with the issuance of any such mortgage bonds for the Notes to be equally and ratably secured by the Lien securing such mortgage bonds;

(k) Liens incurred after the consummation of the Merger on the respective property of The Maine Water Company and The Heritage Village Water Company securing its respective mortgage bonds issued pursuant to a mortgage bond indenture or other governing instrument; provided that the Indebtedness secured by such Liens incurred under this clause (k) shall not exceed $20,000,000 in the aggregate and at any one time outstanding; and

(l) renewals and extensions of Liens permitted pursuant to clauses (a) through (k) of this Section 10.4 given to secure the renewal, extension or replacement of the Indebtedness secured thereby without increase in the principal amount of such Indebtedness outstanding at the time of such renewal, extension or replacement, which Liens attach solely to the property theretofore securing such Indebtedness.

Section 10.5. Total Debt to Capitalization. The Company will not permit, at any time, Total Debt to exceed 70% of Capitalization.

Section 10.6. Most Favored Lender Status. (a) Subject to Section 10.6(b), if at any time the Company is party to or shall enter into any Material Credit Facility (or any amendment to any Material Credit Facility), which Material Credit Facility includes any financial covenant (however expressed, including, without limitation, as a ratio, as a fixed threshold, as an event of default, or as a mandatory prepayment provision), in any event that is not otherwise included in this Agreement or that would be more beneficial to the holders of Notes than the relevant similar covenant or like provisions contained in this Agreement (any such financial covenant, an “Additional Covenant”), then the Company shall, within 30 days after entering into such Material Credit Facility (or any amendment to any Material Credit Facility), provide notice thereof to the holders of Notes, which notice shall refer specifically to this Section 10.6 and describe in reasonable detail any such Additional Covenant. Unless waived in writing by the Required Holders within two Business Days of the holders’ receipt of such notice, each such Additional Covenant set forth in such notice shall be deemed incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein effective as of the date when such Additional Covenant became effective under the applicable Material Credit Facility. Notwithstanding the foregoing, the holders of the Notes acknowledge notice of the Additional Covenants disclosed in Schedule 10.6 (the “Existing Additional Covenants”) and that such Existing Additional Covenants are deemed incorporated by reference into this Agreement, mutatis mutandis, as if fully set forth herein.

(b) Provided that no Default or Event of Default shall have occurred and be continuing, any Additional Covenant (including each Existing Additional Covenant) which has been incorporated by reference into this Agreement shall be deemed automatically (1) amended, waived or otherwise modified in this Agreement at such time as each holder of Notes shall have received notice in writing from the Company certifying that such Additional Covenant shall have been so amended, waived or otherwise modified under the applicable Material Credit Facility and (2) deleted from this Agreement at such time as each holder of Notes shall have received notice in writing from the Company certifying that such Additional Covenant shall have been deleted from the applicable Material Credit Facility or that the applicable Material Credit Facility shall have been terminated and that no amounts are outstanding thereunder. If a Default or an Event of Default has occurred and is continuing, any such amendment, waiver, modification or deletion referred to in the immediately preceding sentence shall be made at the option of the Required Holders. If the Company shall pay any fee, additional interest or other consideration to any lender under an applicable Material Credit Facility as an inducement to agreeing to any amendment, modification or deletion that is the subject of any notice set forth in the foregoing clause (1) or (2), then the Company shall pay such fee, additional interest or other consideration to the holders of Notes (if such fee, additional interest or other consideration is measured as a percentage, dollar amount or other metric, as such percentage, dollar amount or metric is applied to the Notes) prior to any such amendment, modification or deletion of any Additional Covenant becoming effective under this Agreement.

(c) For the avoidance of doubt, no financial covenant contained in this Agreement as of the date of this Agreement (or as amended pursuant to Section 17) shall be deemed deleted from this Agreement or made less restrictive than the level set forth herein with respect to such covenant (however expressed) as of the date of this Agreement (or as amended pursuant to Section 17) unless amended or otherwise modified in accordance with Section 17. Upon the request by the Company or any holder of a Note, the Company and the holders of Notes shall enter into an additional agreement or an amendment to this Agreement (as agreed between the Company and the Required Holders working in good faith) evidencing any of the foregoing.

Section 10.7. Investments. The Company will not, and will not permit any Water Subsidiary to, make or have outstanding any Investments, other than:

(a) Investments by the Company and its Water Subsidiaries in and to Subsidiaries, including any Investment in a corporation which concurrently with such Investment, will become a Subsidiary;

(b) Investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing in 12 months or less from the date of acquisition thereof;

(c) Investments in certificates of deposit maturing within one year from the date of acquisition thereof, issued by a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $200,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof, rated “A” or better by S&P or “A2” or better by Moody’s;

(d) Investments in commercial paper maturing in two hundred seventy (270) days or less from the date of issuance which, at the time of acquisition by the Company or any Water Subsidiary, is accorded the highest rating by S&P or Moody’s or is issued by a corporation organized under the laws of the United States or any state thereof with outstanding corporate debt obligations which are rated “AA” or better by S&P, or “Aa2” or better by Moody’s;

(e) receivables arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries;

(f) Investments in Securities received in settlement of any Indebtedness arising in the ordinary course of business of the Company or any Water Subsidiary; provided that the aggregate amount of all such Investments at any time outstanding shall not exceed the greater of (A) $10,000,000 or (B) 5% of Consolidated Net Worth;

(g) Investments in (i) money market mutual funds, (ii) mutual funds invested primarily in corporate debt obligations which are rated “AA” or better by S&P or “Aa2” or better by Moody’s, and (iii) corporate debt obligations rated “AA” or better by S&P or “Aa2” or better by Moody’s, or preferred stock of a Person with the ratings described for corporate debt; provided, that in no event shall (x) any such corporate debt obligations held outside a mutual fund be in the form of adjustable or variable rate securities and (y) more than 5% of the assets of any such mutual fund be in the form of adjustable or variable rate securities; and provided, further, that the aggregate of all Investments referred to in this Section 10.7(g) shall not exceed 7.5% of Consolidated Net Worth; and

(h) other Investments (in addition to those permitted by the foregoing provisions of this Section 10.7); provided that at the time of acquisition thereof the aggregate amount of all such other Investments owned by the Company and its Water Subsidiaries shall not exceed an amount equal to 10% of Consolidated Net Worth.

In addition to the foregoing restrictions, the Company will not, and will not permit any Water Subsidiary to, make any Investments, other than Investments described in clauses (a) through (f) of this Section 10.7, if, after giving effect thereto, a Default or an Event of Default shall have occurred and be continuing.

In valuing any Investments for the purpose of applying the limitations set forth in this Section 10.7, such Investments shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered on account of capital or principal, except that for purposes of computing Consolidated Net Worth, Investments shall be valued in accordance with GAAP.

For purposes of this Section 10.7, at any time when a corporation or other business entity becomes a Water Subsidiary, all Investments of such corporation or other business entity at such time shall be deemed to have been made by such corporation or other business entity, as a Water Subsidiary, at such time; provided, however, that the Investments of a corporation or other business entity that becomes a Water Subsidiary existing at such time that it becomes a Water Subsidiary shall not be prohibited under this Section 10.7 until the later to occur of sixty (60) days after such corporation or other business entity becomes a Water Subsidiary or the stated maturity of such Investment.

Section 10.8. Sale of Assets The Company will not, and will not permit any Subsidiary to, Transfer, or agree or otherwise commit to Transfer, any of its Utility Assets (including the equity interests in any Water Subsidiary) except that:

(a) any Subsidiary may Transfer Utility Assets to the Company or a Wholly Owned Subsidiary; and

(b) the Company or any Subsidiary may Transfer Utility Assets other than as set forth in the preceding clause (a); provided that (i) before and after such Transfer no Default or Event of Default shall exist; (ii) the value of such Utility Assets (valued at the greater of net book value or fair market value), together with all other Utility Assets of the Company and its Subsidiaries disposed of during the immediately preceding 12 calendar months, shall not exceed 10% of the value of Utility Assets as at the end of the then most recently ended fiscal year of the Company; and (iii) the value of such Utility Assets (valued at the greater of net book value or fair market value), together with all other Utility Assets of the Company and its Subsidiaries disposed of on or after the date hereof, shall not exceed 25% of the value of Utility Assets as at the end of the then most recently ended fiscal year of the Company.

The provisions of this Section 10.8 shall not apply or operate to prevent any Transfer of Utility Assets of any Subsidiary if within one hundred eighty (180) days after the effective date of such sale or other disposition, such Subsidiary reinvests such net proceeds in other Utility Assets of such Subsidiary which are not encumbered by Liens which are not permitted hereunder and which are to be used by, or are useful to, such Subsidiary in its normal business activities; provided that if the Utility Assets as Transferred were unencumbered, the Utility Assets purchased with such net proceeds shall be unencumbered.

The provisions of this Section 10.8 shall also not apply to any disposition of assets to a Governmental Authority (or designee thereof) pursuant to condemnation, expropriation, eminent domain or other similar proceeding or to transactions that are for the purpose of complying with an order or orders of a Governmental Authority having jurisdiction in the premises.

Section 10.9. Covenant to Secure Equally The Company will not create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired (unless prior written consent to the creation or assumption thereof shall have been obtained from the Required Holders), unless simultaneously with the creation or assumption thereof, the Company makes or causes to be made effective provision whereby the obligations of the Company hereunder will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured; provided, that the creation and maintenance of such equal and ratable Lien shall not in any way limit or modify the right of the holders of the Notes to enforce the provisions of Section 10.4.

Section 10.10. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than ten (10) days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1, 10.4, 10.5, 10.6, 10.7, 10.8 or 10.9, other than any such default which is cured no later than five (5) Business Days after such default shall first become known to any Responsible Officer of the Company; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than the Notes) that is outstanding in an aggregate principal amount of at least $10,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition, such Indebtedness has become or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within sixty (60) days; or

(i) any event occurs with respect to the Company or any Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h); provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or

(j) one or more final judgments for the payment of money aggregating in excess of $10,000,000 (or its equivalent in the relevant currency of payment), including any such final judgment enforcing a binding arbitration decision, are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (iv) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (v) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (vi) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (vii) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, (viii) the Company or any Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (ix) the Company or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (ix) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(l) except as consented to by the Required Holders in writing, the Company shall cease to own, directly, at least 95% of the Voting Stock of any Water Subsidiary (or any successor corporation or other business entity resulting from a consolidation or merger of such Subsidiary with such other corporation or other business entity pursuant to Sections 10.1(a), 10.1(b) or 10.1(d)).

SECTION 12. REMEDIES ON DEFAULT, ETC..

Section 12.1. Acceleration. (a) If an Event of Default described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred with respect to the Company or any Water Subsidiary, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders (in the case of Section 12.1(b)) or the holder or holders of the Notes who have made such declaration (in the case of Section 12.1(c)), by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration (unless such amounts have been returned to the Company or such other Person), (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the address for notices, payment instruction in the form set out in Schedule 13.2 hereto and an IRS Form W-9 or other appropriate IRS Form of each transferee of such Note or part thereof), within ten (10) Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(a), Schedule 1(b) or Schedule 1(c), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2. Notwithstanding the foregoing provisions of this Section 13.2, the Company shall have the right to prevent any transfer otherwise permitted by this Section 13.2 if it reasonably determines that the transfer would result in a prohibited transaction under ERISA or Section 4975 of the Code for which no exemption is available.

Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or any other Institutional Investor, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten (10) Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in San Jose, California at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by wire transfer at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 14.3. FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.

SECTION 15. EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay (x) the reasonable fees, charges and disbursements of Pillsbury Winthrop Shaw Pittman, LLP, special counsel to the Purchasers, to the extent reflected in a statement of such counsel rendered to the Company as soon as practicable after the Closing and (y) all costs and expenses (including reasonable attorneys’ fees of a single special counsel to all of the Purchasers and, if reasonably required by the Required Holders, single local counsel in any relevant jurisdiction hired for all of the Purchasers) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the cost of obtaining Private Placement Numbers issued by S&P Global Market Intelligence’s CUSIP Global Services.

The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

Section 15.2. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 15.3. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b) no amendment or waiver may, without the written consent of the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole

Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2(a), the second sentence of Section 8.2(b) and Section 17.2(c)), 11(a), 11(b), 12, 17 or 20.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of a Note (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite percentage of holders of the Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any Security or provide other credit support, to any holder of a Note as consideration for or as an inducement to such holder’s consideration of or entering into of any waiver or amendment of any of the terms and provisions hereof or of any Note unless such remuneration is concurrently paid, or Security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of any Note and no delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.

Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile or other electronic means if such telefacsimile or other electronic means produces evidence of successful transmission or if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of a Senior Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to such Purchaser or any holder of a Note, may be reproduced by such holder by any photographic, photostatic, electronic, digital, or other similar process and such holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other Purchaser or holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified (including in any cover correspondence or transmittal) when received by such Purchaser as being confidential information of the Company or such Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates who agree to hold confidential the Confidential Information substantially in accordance with this Section 20 (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any federal or state regulatory authority having jurisdiction over such Purchaser, (vi) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement. For the avoidance of doubt, an agent of a Purchaser may deliver or disclose Confidential Information to (i) another agent of a Purchaser, (ii) any Purchaser or (iii) any holder of a Note. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. Notwithstanding the foregoing provisions of this Section 21, the Company shall have the right to prevent any substitution otherwise permitted by this Section 21 if it reasonably determines that the substitution would result in a prohibited transaction under ERISA or Section 4975 of the Code for which no exemption is available.

SECTION 22. MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.1, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 22.2. Accounting Terms; Change in GAAP. (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b) If after the date of this Agreement (i) any change shall occur in generally accepted accounting principles in effect on the date of this Agreement (a “GAAP Change”) which results in a change in any computation or definition used in calculating compliance by the Company with any covenant in Section 10 and which, in the good faith judgment of the chief financial officer of the Company has had or may have a material effect on the ability of the Company to comply with one or more such covenants (the “Affected Covenants”) and (ii) the holders of the Notes shall receive within 90 days after the effective date of such GAAP Change (the “Effective Date”) a written notice from the Company (A) describing the GAAP Change and (B) setting forth in reasonable detail (including detailed calculations) why the GAAP Change has had or may have a material effect on the ability of the Company to comply with the Affected Covenants and confirming the good faith judgment of the chief financial officer of the Company with respect thereto, the holders of the Notes agree upon receipt of such notice to enter into good faith negotiations with the Company for an amendment to this Agreement of the Affected Covenants so as to place the parties, insofar as possible, in the same relative position as if the GAAP Change had not occurred. If notice of a GAAP Change has been given, then, during the period from the Effective Date of the GAAP Change until the effective date of an amendment to this Agreement with respect thereto, the Company shall calculate compliance with the Affected Covenants as though such GAAP Change had not occurred and if no such amendment to this Agreement shall become effective within one year from the Effective Date of such GAAP Change, the Company shall continue to calculate compliance with the Affected Covenants as though such GAAP Change had not occurred.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall mean all notes originally delivered pursuant to this Agreement (irrespective of series unless otherwise specified) and shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in

Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

If each Purchaser is in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between each such Purchaser and the Company.

Very truly yours,

SJW GROUP

By	/s/ James P. Lynch
Name: James P. Lynch
Title: Chief Financial Officer and Treasurer

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

METROPOLITAN LIFE INSURANCE COMPANY

BY:	METLIFE INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT MANAGER

METLIFE INSURANCE K.K.

BY:	METLIFE INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT MANAGER

METROPOLITAN TOWER LIFE INSURANCE COMPANY

BY:	METLIFE INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By	/s/ John A. Tanyeri
Name: John A. Tanyeri
Title: Authorized Signatory

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

BRIGHTHOUSE LIFE INSURANCE COMPANY

BY:	METLIFE INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By	/s/ Jason Rothenberg
Name: Jason Rothenberg
Title: Authorized Signatory

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

ASSENAGON ASSET MANAGEMENT, S.A., ON BEHALF AND FOR ACCOUNT OF ASSENAGON M.I. INFRASTRUCTURE DEBT FUND

BY:	ASSENAGON ASSET MANAGEMENT, S.A., ITS INVESTMENT MANAGER

By	/s/ Achim Grobosch
Name: Achim Grobosch
Title: Director

By	/s/ Nadine Wagner
Name: Nadine Wagner
Title: Senior Vice President

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

BY:	NORTHWESTERN MUTUAL INVESTMENT MANAGEMENT COMPANY, LLC, ITS INVESTMENT ADVISER

By	/s/ Howard Stern
Name: Howard Stern
Title: Managing Director

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By	/s/ Howard Stern
Name: Howard Stern
Title: Its Authorized Representative

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

BY:	BARINGS LLC AS INVESTMENT ADVISER

By	/s/ James Moore
Name: James Moore
Title: Managing Director

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

YF LIFE INSURANCE INTERNATIONAL LIMITED

BY:	BARINGS LLC AS INVESTMENT ADVISER

By	/s/ James Moore
Name: James Moore
Title: Managing Director

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

JACKSON NATIONAL LIFE INSURANCE COMPANY

BY:	PPM AMERICA, INC., AS ATTORNEY IN FACT, ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

By	/s/ Elena S. Unger
Name: Elena S. Unger
Title: Vice President

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

AMERICAN GENERAL LIFE INSURANCE COMPANY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

BY:	AIG ASSET MANAGEMENT (U.S.), LLC, AS INVESTMENT ADVISER

By	/s/ John Pollock
Name: John Pollock
Title: Managing Director

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY SECURITY LIFE OF DENVER INSURANCE COMPANY RELIASTAR LIFE INSURANCE COMPANY RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

BY:	VOYA INVESTMENT MANAGEMENT LLC, AS AGENT

By	/s/ Paul Aronson
Name: Paul Aronson
Title: Senior Vice President

IBM PERSONAL PENSION PLAN TRUST BRIGHTHOUSE LIFE INSURANCE COMPANY KANSAS CITY LIFE INSURANCE COMPANY

BY:	VOYA INVESTMENT MANAGEMENT CO. LLC, AS AGENT

By	/s/ Paul Aronson
Name: Paul Aronson
Title: Senior Vice President

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Brian Keating
Name: Brian Keating
Title: Senior Managing Director

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By	/s/ Brian Keating
Name: Brian Keating
Title: Senior Managing Director

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Brian Keating
Name: Brian Keating
Title: Senior Managing Director

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, UNITED OF OMAHA LIFE INSURANCE COMPANY

By	/s/ Lee Martin
Name: Lee Martin
Title: Vice President

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, MIDLAND NATIONAL LIFE INSURANCE COMPANY
BY:	GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, AS INVESTMENT MANAGER

By	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, DELAWARE LIFE INSURANCE COMPANY

BY:	GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, AS MANAGER

By	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, GUARANTY INCOME LIFE INSURANCE COMPANY

BY:	GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, AS MANAGER

By	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, HERITAGE LIFE INSURANCE COMPANY

BY:	GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, AS MANAGER

By	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours, HORACE MANN LIFE INSURANCE COMPANY

BY:	GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, AS ADVISOR

By	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

BY:	GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, AS INVESTMENT MANAGER

By	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

AMERICAN UNITED LIFE INSURANCE COMPANY

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

THE STATE LIFE INSURANCE COMPANY

BY:	AMERICAN UNITED LIFE INSURANCE COMPANY
ITS:	AGENT

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

RGA REINSURANCE COMPANY

By	/s/ Brian Butchko
Name: Brian Butchko
Title: Senior Vice President

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

COUNTRY LIFE INSURANCE COMPANY

By	/s/ John A. Jacobs
Name: John A. Jacobs
Title: Director – Fixed Income

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

COUNTRY MUTUAL INSURANCE COMPANY

By	/s/ John A. Jacobs
Name: John A. Jacobs
Title: Director – Fixed Income

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

MODERN WOODMEN OF AMERICA

By	/s/ Christopher M. Cramer
Name: Christopher M. Cramer
Title: Manager, Fixed Income

MODERN WOODMEN OF AMERICA

By	/s/ Aaron R. Birkland
Name: Aaron R. Birkland
Title: Portfolio Manager, Private Placements

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

CMFG LIFE INSURANCE COMPANY

BY:	MEMBERS CAPITAL ADVISORS, INC. ACTING AS INVESTMENT ADVISOR

By	/s/ Jason Micks
Name: Jason Micks
Title: Managing Director, Investments

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

UNITEDHEALTHCARE INSURANCE COMPANY OPTUM BANK, INC. BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. CATHOLIC UNITED FINANCIAL AMERICAN REPUBLIC INSURANCE COMPANY

BY: SECURIAN ASSET MANAGEMENT, INC.

By	/s/ John R. Leiviska
Name: John R. Leiviska
Title: Senior Vice President

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK

BY:	AMERITAS INVESTMENT PARTNERS INC., AS AGENT

By	/s/ Tina Udell
Name: Tina Udell
Title: Vice President and Managing Director

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By	/s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

ASSURITY LIFE INSURANCE COMPANY

By	/s/ Victor Weber
Name: Victor Weber
Title: Senior Director – Investments

Signature Page for Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

Very truly yours,

NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By	/s/ Derek J. Metcalf
Name: Derek J. Metcalf
Title: Vice President & Chief Financial Officer

Signature Page for Note Purchase Agreement

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“2029 Notes” is defined in Section 1.

“2029 Notes Par Call Date” is defined in Section 8.2(a).

“2031 Notes” is defined in Section 1.

“2031 Notes Par Call Date” is defined in Section 8.2(a).

“2039 Notes” is defined in Section 1.

“2039 Notes Par Call Date” is defined in Section 8.2(a).

“Acquiring Corporation” is defined in Section 10.4(f).

“Additional Covenant” is defined in Section 10.6(a).

“Affected Covenants” is defined in Section 22.2(b).

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 5% or more of any class of Voting Stock of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 5% or more of any class of Voting Stock. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

SCHEDULE A

(to Note Purchase Agreement)

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or San Jose, California are required or authorized to be closed.

“Capitalization” means as at any time of determination thereof, the sum of (i) Net Worth and (ii) Total Debt.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date of this Agreement) of shares representing more than 40% of the aggregate Voting Stock of the Company or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (1) nominated by the board of directors of the Company nor (2) appointed by directors so nominated.

“Change in Control Proposed Prepayment Date” is defined in Section 8.8(b).

“Closing” is defined in Section 3.

“Closing Date” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement.

“Confidential Information” is defined in Section 20.

“Consolidated Net Worth” means as of any date the aggregate amount of the capital stock accounts (less treasury stock), retained earnings and surplus of the Company and its Subsidiaries after deducting Minority Interests to the extent included in the capital stock accounts of the Company, all as determined on a consolidated basis for the Company and its Subsidiaries.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Affiliate” means an Affiliate of a Person that is under the Control of such Person or which Affiliate and such Person are both under the Control of another Person.

“Controlled Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates.

“corporation” means a corporation, association, company (including, without limitation, limited liability company) or business trust, and references to “corporate” and other derivations of “corporation” herein shall be deemed to include appropriate derivations of such entities.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest per annum that is 2% above the rate of interest stated in clause (a) of the first paragraph of the Notes.

“Disclosure Documents” is defined in Section 5.3.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Effective Date” is defined in Section 22.2(b).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Existing Additional Covenants” is defined in Section 10.6(a).

“FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Finance Lease” means, a lease agreement (including any lease intended as security) for which the obligations are required to be recognized as lease liabilities on the Company’s consolidated balance sheet, where such lease agreement is of a character that, under GAAP, is required to be classified as a finance lease (or similar classification), but not as an operating lease (or similar classification).

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“GAAP Change” is defined in Section 22.2(b).

“Governmental Authority” means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“INHAM Exemption” is defined in Section 6.2(e).

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Finance Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Finance Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f) the aggregate Swap Termination Value of all Swap Contracts of such Person;

(g) Preferred Stock of Subsidiaries owned by Persons other than such Person or a Wholly-Owned Subsidiary of such Person; and

(h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“Institutional Investor” means (a) any Purchaser of a Note (or, if the Purchaser is a nominee, the beneficial owner of such Note), (b) any holder of a Note holding (together with one or more of its Affiliates) more than 2% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Investments” means all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise; provided, however, that “Investments” shall not mean or include routine investments in property to be used or consumed in the ordinary course of business.

“Lien” means, with respect to any Person any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, but, excluding in the case of any Water Subsidiary, rights, reserved to or vested in any municipality or public authority as an incident of any franchise, grant, license or permit of the Company or any Water Subsidiary, as the case may be, whether by the terms of any franchise, grant, license or permit or provision of law or otherwise. The term “Lien” shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buyback agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Company or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Finance Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

“Make-Whole Amount” is defined in Section 8.6.

“Mandatory Prepayment Date” is defined in Section 8.7.

“Mandatory Prepayment Notice” is defined in Section 8.7.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

“Material Credit Facility” means,

(a) the Credit Agreement dated as of June 1, 2016 among the Company, SJW Land Company and JPMorgan Chase Bank, N.A., including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(b) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the Closing Date by the Company, or in respect of which the Company is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $15,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amount, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Maturity Date” is defined in the first paragraph of each Note.

“Memorandum” means the Private Placement Memorandum, dated September 5, 2019, together with the documents incorporated therein by reference, relating to the transactions contemplated hereby.

“Merger” means the merger of Hydro Sub, Inc. with and into Connecticut Water Service, Inc., with Connecticut Water Service, Inc. continuing as the surviving entity as a Wholly-Owned Subsidiary of the Company, pursuant to the terms and conditions of the Merger Agreement.

“Merger Agreement” means the Second Amended and Restated Agreement and Plan of Merger dated as of August 5, 2018 among the Company, Connecticut Water Service, Inc. and Hydro Sub, Inc., as may be amended from time to time.

“Minority Interests” means any shares of stock of any class of a Subsidiary (other than directors’ qualifying shares as required by law) that are not owned by the Company and/or one or more of its Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means any plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners.

“Net Worth” means, as at any time of determination thereof, the consolidated stockholders’ equity of the Company and its Subsidiaries.

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Notes” is defined in Section 1.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury or any successor thereto.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Par Call Date” is defined in Section 8.2(a).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate has or is reasonably expected to have any liability, other than a Multiemployer Plan.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Prepayment Settlement Amount” is defined in Section 8.7.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“QPAM Exemption” is defined in Section 6.2(d).

“Rating Agency” means S&P Global Ratings (acting through Standard & Poor’s Financial Services LLC), Moody’s Investors Service, Inc., Fitch Ratings, Inc., or their respective successors.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time, the holders of at least 66 2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“S&P” means S&P Global Ratings, a division of S&P Global Inc.

“SEC” means the Securities and Exchange Commission of the United States of America.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Total Debt” means the consolidated Indebtedness of the Company and its Subsidiaries.

“Transfer” means, with respect to any item, the sale, exchange, conveyance, lease, transfer or other disposition of such item.

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Utility Assets” means the stock (or equivalent equity interests) of, and assets owned by, Water Subsidiaries.

“Voting Stock” means Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

“Water Subsidiary” means San Jose Water Company and each other Subsidiary that owns, directly or indirectly, (a) any water distribution and/or sewage collection assets and either (b)(i) has total assets (after intercompany eliminations) that are 10% or more of the consolidated assets of the Company and its Subsidiaries as of the date of any determination or (ii) has stockholders’ equity that was 10% or more of the Net Worth as of the date of any determination.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

[FORM OF 2029 NOTE]

SJW GROUP

3.05% SENIOR NOTES, SERIES 2019A, DUE NOVEMBER 1, 2029

No. RA-__	[Date]
$________	PPN: 784305 A@3

FOR VALUE RECEIVED, the undersigned, SJW Group (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ____________, or registered assigns, the principal sum of _____________________ DOLLARS (or so much thereof as shall not have been prepaid) on November 1, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.05% per annum from the date hereof, payable semiannually, on the 1st day of May and November in each year, commencing on May 1, 2020, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to 5.05%, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in San Jose, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated October 8, 2019 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

SCHEDULE 1(a)

(to Note Purchase Agreement)

This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SJW GROUP

By
Name:
Title:

Sch. 1(a) –2

[FORM OF 2031 NOTE]

SJW GROUP

3.15% SENIOR NOTES, SERIES 2019B, DUE NOVEMBER 1, 2031

No. RB-__	[Date]
$________	PPN: 784305 A#1

FOR VALUE RECEIVED, the undersigned, SJW Group (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ____________, or registered assigns, the principal sum of _____________________ DOLLARS (or so much thereof as shall not have been prepaid) on November 1, 2031 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.15% per annum from the date hereof, payable semiannually, on the 1st day of May and November in each year, commencing on May 1, 2020, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to 5.15%, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in San Jose, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated October 8, 2019 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

SCHEDULE 1(b)

(to Note Purchase Agreement)

This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SJW GROUP

By
Name:
Title:

Sch. 1(b) –2

[FORM OF 2039 NOTE]

SJW GROUP

3.53% SENIOR NOTES, SERIES 2019C, DUE NOVEMBER 1, 2039

No. RC-__	[Date]
$________	PPN: 784305 B*4

FOR VALUE RECEIVED, the undersigned, SJW Group (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ____________, or registered assigns, the principal sum of _____________________ DOLLARS (or so much thereof as shall not have been prepaid) on November 1, 2039 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.53% per annum from the date hereof, payable semiannually, on the 1st day of May and November in each year, commencing on May 1, 2020, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to 5.53%, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in San Jose, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated October 8, 2019 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

SCHEDULE 1(c)

(to Note Purchase Agreement)

This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SJW GROUP

By
Name:
Title:

Sch. 1(c) –2

[FORM OF FUNDS DELIVERY INSTRUCTION LETTER]

SJW GROUP

_________, 2019

To the Several Purchasers Party to the Note

    Purchase Agreement referred to below:

Re: Funds Delivery Instruction

Ladies and Gentlemen:

As contemplated by Section 3 of the Note Purchase Agreement to be dated October 8, 2019 between us, the undersigned hereby instructs you to deliver, on October 8, 2019, the purchase price of the Notes to be purchased by you in the manner required by said Section 3 to the undersigned’s account identified below:

Account Name: SJW Group

Account No.:

Bank:

Bank

Bank ABA No.:

Account Representative (name and tel. no.):

This instruction has been executed and delivered by an authorized representative of the undersigned.

Very truly yours,

SJW GROUP

By
Name:
Title:

SCHEDULE 3

(to Note Purchase Agreement)

FORM OF OPINION OF COUNSEL

FOR THE COMPANY

October 8, 2019

Purchasers Identified on the Purchaser Schedule of the Note Purchase Agreement, dated October 8, 2019

Re:	Note Purchase Agreement, dated October 8, 2019 of SJW Group

Ladies and Gentlemen:

We have acted as counsel for SJW Group, a Delaware corporation (the “Company”), in connection with the Note Purchase Agreement, dated October 8, 2019 (the “Note Agreement”), among the Company and the purchasers set forth in the Purchaser Schedule thereto (the “Purchasers”), pursuant to which the Purchasers will purchase $310,000,000 aggregate principal amount of the Company’s 3.05% Senior Notes, Series 2019A, due November 1, 2029 (the “2029 Notes”), $75,000,000 aggregate principal amount of the Company’s 3.15% Senior Notes, Series 2019B, due November 1, 2031 (the “2031 Notes”) and $125,000,000 aggregate principal amount of the Company’s 3.53% Senior Notes, Series 2019C, due November 1, 2039 (together with the 2029 Notes and the 2031 Notes, the “Notes”). Capitalized terms defined in the Note Agreement are used herein as therein defined, unless otherwise defined herein. This opinion letter is being delivered to you pursuant to Section 4.4(a) of the Note Agreement.

In connection with this opinion letter, we have examined originals or copies certified or otherwise identified to our satisfaction of the following documents:

A. the Note Agreement;

B. the Notes issued by the Company pursuant to the Note Agreement;

C. the Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), certified by officers of the Company as of the date hereof as being true, complete and correct and in full force and effect;

D. the Amended and Restated Bylaws of the Company (the “Bylaws”), certified by officers of the Company as of the date hereof as being true, complete and correct and in full force and effect;

E. a letter from J.P. Morgan Securities LLC dated October 8, 2019 confirming the matters contained in Section 5.13 of the Note Agreement (the “Offeree Letter”); and

F. such other agreements, documents, records, certificates and materials as we have considered relevant or necessary for purposes of this opinion letter.

SCHEDULE 4.4(a)

(to Note Purchase Agreement)

The documents specified in items (A) and (B) above are referred to herein, collectively, as the “Note Documents.” This opinion is based entirely on our review of the documents listed in the preceding paragraph, and we have made no other documentary review or investigation of any kind whatsoever for purposes of this opinion.

We have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of all documents submitted to us as copies.

As to all matters of fact, we have relied, with your permission, entirely upon the representations of the Company and the Purchasers contained in the Note Agreement, certificates of officers of the Company and of public officials and the Offeree Letter.

In rendering the opinions set forth herein, whenever a statement or opinion is qualified by “to our knowledge”, “known to us” or by words of similar import, it is intended to indicate that, during the course of our representation of the Company in the subject transaction, no information has come to the attention of Scott D. Karchmer, Kimberly Reisler, Albert Lung, Jessie Li or Althea Day that gives us actual knowledge of the inaccuracy of such statement or opinion. We have not undertaken any independent investigation to determine the accuracy of facts material to any such statement or opinion, and no inference as to such statement or opinion should be drawn from the fact of our representation of the Company.

Based upon and subject to the foregoing, and to the limitations and qualifications described above and below, we are of the opinion that:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to conduct its business as currently conducted and proposed to be conducted and to execute and deliver the Note Documents and perform its obligations thereunder (including the issuance and sale of the Notes).

2. The Note Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3. The Notes have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

4. No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority or court of the United States, the State of New York or the State of Delaware by the Company is required in connection with the execution, delivery or performance by the Company of the Note Documents (including the issuance and sale of the Notes).

Sch. 4.4(a) –2

5. It is not necessary in connection with the offer, sale and delivery of the Notes to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

6. The execution and delivery by the Company of the Note Documents do not, and the performance by the Company of its obligations thereunder (including the issuance and sale of the Notes) will not, (i) result in a violation of the Certificate of Incorporation or the Bylaws, (ii) result in a breach or a default under any agreement or instrument listed on Exhibit A hereto, (iii) result in the creation or imposition of a lien on any assets of the Company under any agreement or instrument listed on Exhibit A hereto, or (iv) violate or be in conflict with any United States Federal, New York or Delaware laws, rules or regulations applicable to the Company.

7. The Company is not, and immediately after giving effect to the offering and sale of the Notes and the application of the proceeds thereof in accordance with the provisions of the Note Agreement, will not be, an “investment company”, or, to our knowledge, a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

8. The issuance of the Notes under the Note Agreement and the use of proceeds from the sale of such Notes in accordance with the provisions of the Note Agreement does not violate or conflict with Regulation T, U or X of the Board of Governors of the United States Federal Reserve System, 12 CFR, Part 220, Part 221 and Part 224, respectively.

We confirm that we do not have knowledge of any pending lawsuits or other proceedings against the Company or any property of the Company before any court, arbitrator or governmental agency or authority that challenges the validity or enforceability of the Note Documents.

The opinions expressed above are subject to the limitations, exceptions, qualifications and assumptions stated above and below:

A. The opinions expressed herein are subject to bankruptcy, insolvency, fraudulent transfer and other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies against the Company or any other Persons, and general principles of equity, including, without limitation, concepts of materiality and reasonableness (regardless of whether such enforceability is considered in a proceeding at law or in equity), an implied duty of good faith and fair dealing, and limitations on the availability of specific performance.

B. The opinions expressed in this opinion letter are limited to the Delaware General Corporation Law, the laws of the State of New York and the Federal laws of the United States of America, and we express no opinion with respect to the laws of any other state or jurisdiction.

C. For purposes of the opinions in paragraphs 4 and 6, we have considered such laws and regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Note Documents.

Sch. 4.4(a) –3

D. For purposes of our opinion in paragraph 5 above, (a) we have assumed that the representation, warranty and agreement in the Offeree Letter and the representations, warranties and agreements in Section 6 of the Note Agreement are accurate and the obligations thereunder have been performed and (b) we do not express any opinion with respect to any sale of the Notes subsequent to the initial purchases thereof.

E. For purposes of our opinions in paragraph 1 as to the valid existence and good standing of the Company, we have relied solely upon the certificates of public officials.

F. We note that the Note Documents contain provisions stating that they are to be governed by the laws of the State of New York (each, a “Chosen-Law Provision”). Except to the extent that such a Chosen-Law Provision is made enforceable by New York General Obligations Law Section 5-1401, as applied by a New York state court or a Federal court sitting in New York and applying New York choice of law principles, no opinion is given herein as to any Chosen-Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Note Documents. Enforceability is subject to principles of comity and constitutionality. We note that New York General Obligations Law Section 5-1401 refers to former Section 1-105 of the New York UCC. The New York UCC has been amended, effective December 17, 2014, and the substance of former Section 1-105 now appears in Section 1-301.

G. Certain waivers by the parties to the Notes Documents may relate to matters that cannot, as a matter of law, be effectively waived.

H. The enforceability of the Note Documents may be limited by the unenforceability under certain circumstances of provisions imposing penalties, forfeitures, late payment charges, the imposition or collection of interest on interest, an increase in interest rate upon delinquency in payment or an occurrence of default, or the payment of any premium, liquidated damages, or other amount that may under applicable law be considered a penalty or forfeiture.

I. We have not reviewed covenants in the agreements set forth in Exhibit A that contain financial ratios, other provisions requiring financial calculations or determinations, or similar financial restrictions, and no opinion is provided with respect thereto.

J. No opinion is given herein as to the usury laws, or other laws regulating the maximum rate of interest which may be charged, taken or received, of any jurisdiction other than the State of New York.

K. We express no opinion as to:

(i) The enforceability of any provision of the Note Documents permitting modification thereof only by means of an agreement in writing signed by the parties thereto.

(ii) The enforceability of any provision of the Note Documents purporting to waive the right to trial by jury.

Sch. 4.4(a) –4

(iii) The enforceability of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative, may be exercised without notice, and may be exercised in addition to or with any other right or remedy, or that the election of some particular remedy or remedies does not preclude recourse to one or another remedy.

L. For purposes of opinion paragraph 8 above, we assume none of the assets of the Company consists of “margin stock” for purposes of Regulation of Regulations T, U or X of the Board of Governors of the Federal Reserve System (the “Fed Board”), that none of the Purchasers is a “Creditor” as such term is used in Regulation T of the Fed Board, and that the proceeds of the extensions of credit made under the Note Documents are used in accordance with the provisions thereof.

M. We have assumed without any independent investigation that (i) each party to the Note Agreement, other than the Company, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Note Documents, (ii) each party to the Note Agreement, other than the Company, at all times relevant thereto, had and has the full power, authority and legal rights under its certificate of incorporation, articles of organization, certificate of formation, partnership agreement, bylaws, operating agreement and other governing organizational documents, as the case may be, and the applicable corporate, partnership, limited liability company or other enterprise legislation and other applicable laws, as the case may be, to execute, deliver, and perform its obligations under, the Note Documents to which it is a party, and (iii) each party to the Note Agreement, other than the Company, has duly authorized, executed and delivered the Note Agreement

N. We have assumed without any independent investigation that (i) the Company has received the agreed to and stated consideration for the incurrence of the obligations applicable to it under the terms of the Note Documents, (ii) the Note Agreement is a valid and binding obligation of each party thereto other than the Company, and (iii) each of the Note Documents is a valid and binding obligation of the Company to the extent that laws other than the laws of the State of New York, the laws of the State of Delaware and the Federal law of the United States of America are applicable thereto.

This opinion letter is effective only as of the date hereof. We do not assume responsibility for updating this opinion letter as of any date subsequent to its date, and we assume no responsibility for advising you of any changes with respect to any matters described in this opinion letter that may occur subsequent to the date of this opinion letter or from the discovery, subsequent to the date of this opinion letter, of information not previously known to us pertaining to the events occurring prior to such date.

This opinion letter is furnished by us solely for the benefit of the Purchasers and their respective successors and permitted assigns pursuant to the Note Agreement, and this opinion letter may not be relied upon by such parties for any other purpose or by any other person or entity for any purpose whatsoever. This opinion letter is not to be quoted in whole or in part or otherwise referred to or used or furnished to any other person, without our express written consent, except that the Purchasers may furnish a copy of this opinion letter to any state or federal authority or independent banking or insurance board or body having regulatory jurisdiction over the Purchasers.

Very truly yours,

MORGAN, LEWIS & BOCKIUS LLP

Sch. 4.4(a) –5

EXHIBIT A

1.	Note Agreement between SJW Corp. and the Prudential Insurance Company of America, dated June 30, 2011

2.	Credit Agreement dated as of June 1, 2016 among the Company, SJW Land Company and JPMorgan Chase Bank, N.A.

3.	Second Amended and Restated Agreement and Plan of Merger dated as of August 5, 2018 among the Company, Connecticut Water Service, Inc. and Hydro Sub, Inc.

4.	Guaranty Agreement dated November 2, 2006 by SJW Corp. in favor of The Prudential Insurance Company of America.

Sch. 4.4(a) –6

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

October 8, 2019

To each entity named in Schedule A hereto (collectively, the “Purchasers”)

Ladies and Gentlemen:

We have acted as special counsel to the Purchasers in connection with the several purchases by the Purchasers from SJW Group, a Delaware corporation (the “Company”), pursuant to the Note Purchase Agreement dated October 8, 2019 between the Purchasers and the Company (the “Agreement”) of $310,000,000 aggregate principal amount of the Company’s 3.05% Senior Notes, Series 2019A, due November 1, 2029 (the “2029 Notes”), $75,000,000 aggregate principal amount of the Company’s 3.15% Senior Notes, Series 2019B, due November 1, 2031 (the “2031 Notes”) and $125,000,000 aggregate principal amount of the Company’s 3.53% Senior Notes, Series 2019C, due November 1, 2039 (together with the 2029 Notes and the 2031 Notes, the “Securities”). This letter is delivered to the Purchasers pursuant to Section 4.4(b) of the Agreement.

We have reviewed (a) the Agreement, (b) the Securities, (c) a letter from J.P. Morgan Securities LLC dated the date hereof confirming the matters contained in Section 5.13 of the Agreement (the “Offeree Letter”) and (d) such other agreements, documents, records, certificates and materials, and have satisfied ourselves as to such other matters, as we have considered relevant or necessary for purposes of this letter. We have also reviewed the opinion of Morgan, Lewis & Bockius LLP dated the date hereof and delivered to the Purchasers pursuant to Section 4.4(a) of the Agreement and, while we have made no independent investigation as to the legal matters covered in such opinion, we believe that such opinion is consistent in scope and form with the requirements of the Agreement and that the Purchasers are justified in relying thereon.

In such review, we have assumed the accuracy and completeness of all agreements, documents, records, certificates and other materials submitted to us, the conformity with the originals of all such materials submitted to us as copies (whether or not certified and including facsimiles), the authenticity of the originals of such materials and all materials submitted to us as originals, the genuineness of all signatures and the legal capacity of all natural persons. In delivering this letter, we have relied, without independent verification, as to factual matters, on certificates and other written or oral notices or statements of governmental and other public officials and of officers and other representatives of the Company and on representations made by the Company in the Agreement and on representations of J.P. Morgan Securities LLC acting as placement agent of the Company with respect to the Securities, including the statements contained in the Offeree Letter.

SCHEDULE 4.4(b)

(to Note Purchase Agreement)

On the basis of the assumptions and subject to the qualifications and limitations set forth herein, we are of the opinion that:

1.	The Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

2.

The Securities, upon execution and delivery thereof in accordance with the Agreement and payment therefor pursuant to the Agreement, will constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

3.

It is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers under the Agreement to register the offer or sale of the Securities under the Securities Act of 1933 or to qualify an indenture of the Company under the Trust Indenture Act of 1939.

Our opinions set forth in paragraphs 1 and 2 above are subject to and limited by the effect of (a) applicable bankruptcy, insolvency, fraudulent conveyance and transfer, receivership, conservatorship, arrangement, moratorium and other similar laws affecting or relating to the rights of creditors generally, (b) general equitable principles (whether considered in a proceeding in equity or at law), (c) requirements of reasonableness, good faith, materiality and fair dealing and the discretion of the court before which any matter may be brought, (d) generally applicable rules of law that may permit a party who has materially failed to render or offer performance required by the Agreement or the Securities to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the Agreement or the Securities, (e) laws limiting the enforceability of provisions imposing penalties, (f) Article 9 of the New York Uniform Commercial Code regarding restrictions on assignment or transfer of rights, (g) in the case of (i) waivers, Sections 9-602 and 9-603 of the New York Uniform Commercial Code and (ii) waivers and exculpatory provisions, public policy, (h) generally applicable rules of law that may, where less than all of either the Agreement or the Securities may be unenforceable, limit the enforceability of the balance of the Agreement or the Securities to circumstances in which the unenforceable portion is not an essential part of the agreed exchange and (i) certain remedial provisions of either the Agreement or the Securities that may be (i) unenforceable in whole or in part (although the inclusion of such provisions does not affect the validity of the balance of the Agreement or the Securities, and the practical realization of the benefits created by the Agreement or the Securities taken as a whole will not be materially impaired by the unenforceability of those particular provisions) or (ii) subject to procedural requirements not set forth therein.

With respect to our opinions set forth in paragraphs 1 and 2 above, we have assumed that (a) the Company (i) is duly incorporated, validly existing and in good standing under the law of the State of Delaware and (ii) has the corporate power, and has taken all necessary action to authorize it, to execute and deliver, and to perform its obligations under, and has executed and delivered, the Agreement and the Securities, (b) the Securities will be valid under the law of the

Sch. 4.4(b) –2

State of Delaware, (c) the execution and delivery of, and the performance of the Company’s obligations under, the Agreement and the Securities by the Company do not and will not (i) violate the Certificate of Incorporation of the Company, as amended, or the Amended and Restated Bylaws of the Company, as amended, (ii) require any Governmental Approval (as defined below) or (iii) violate or conflict with, result in a breach of, or constitute a default under, (A) any agreement or instrument to which the Company or any Affiliate (as defined below) is a party or by which the Company or any Affiliate or any of its properties may be bound, (B) any Governmental Approval, (C) any order, decision, judgment, injunction or decree that may be applicable to the Company or any Affiliate or any of its properties or (D) any law (other than the law of the State of New York), (d) the Agreement has been duly authorized, executed and delivered by the Purchasers and is the valid and legally binding agreement of and enforceable against the Purchasers under all applicable law, (e) there are no agreements, understandings or negotiations between the parties not set forth in the Agreement or the Securities that would modify the terms thereof or the rights and obligations of the parties thereunder, (f) all parties to the transaction contemplated by the Agreement and the Securities will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Agreement and the Securities and (g) for so much of our opinion set forth in paragraph 1 above as relates to Section 22.6 of the Agreement, the choice of the law of the State of New York as the governing law of the Agreement and the Securities would not result in a violation of an important public policy of another state or country having greater contacts with the transaction contemplated by the Agreement and the Securities than the State of New York.

As used in this letter, (i) “Governmental Approval” means any authorization, consent, approval or license (or the like) of, or exemption (or the like) from, or registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit, agency, commission, department or other authority that may be applicable to the Company or any Affiliate or any of its properties and (ii) “Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

With respect to our opinion set forth in paragraph 3 above, (a) we have assumed that the representations, warranties and agreements in the Offeree Letter, the representations, warranties and agreements in Section 5.13 of the Agreement and the representations and warranties in Section 6 of the Agreement are accurate and the obligations thereunder have been performed and (b) we do not express any opinion with respect to any sale of the Securities subsequent to the initial purchases thereof pursuant to the Agreement.

We express no opinion with respect to (a) laws and regulations relating to Federal Reserve Board margin regulations, (b) any provisions in the Agreement or the Securities (i) that purport to waive an inconvenient forum, (ii) that specify the currency in which any judgment shall be given under the Agreement or the Securities, (iii) that purport to waive immunity acquired after the date of the execution and delivery of either the Agreement or the Securities, (iv) that purport to prevent oral modification or waivers or (v) pursuant to which the Company purports to waive the right to a jury trial insofar as such provision is sought to be enforced in a federal court, (c) Section 22.7(a) of the Agreement, insofar as it relates to federal courts (except as to the personal jurisdiction thereof), (d) the enforceability of the forum selection clause contained in the Agreement in a federal court, (e) the consequences to the Purchasers of the purchase, ownership

Sch. 4.4(b) –3

and disposition of the Securities under tax laws or the Employee Retirement Income Security Act of 1974, (f) whether acceleration of the Securities may affect the collectability of that portion of the stated principal amount thereof that might be determined to constitute unearned interest thereon, (g) compliance with covenants in either the Agreement or the Securities incorporating calculations of a financial or accounting nature, (h) the anti-trust and unfair competition laws of the United States or any state, (i) federal and state laws, regulations and policies concerning national and local emergency, (j) federal and state environmental laws and regulations, (k) federal and state laws, regulations and policies concerning employee benefits, (l) laws and regulations relating to labor and employment, (m) laws and regulations relating to health and safety, (n) any federal patent, copyright and trademark, state trademark and other federal and state intellectual property laws and regulations, (o) the antifraud laws of any jurisdiction, (p) unless otherwise expressly stated in this letter, federal and state securities or “blue sky” laws and regulations and laws and regulations relating to commodity (and other) futures and indices and other similar instruments, (q) laws and regulations relating to land use and subdivision, (r) laws and regulations relating to the tax laws of the United States or any state, (s) federal and state racketeering laws and regulations, (t) federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes), (u) charters, ordinances, bylaws and other laws enacted by political subdivisions of the State of New York or (v) the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions, and judicial decisions to the extent that they deal with any of the foregoing.

Our opinions above involving the law of the State of New York are based on consideration only of those laws, rules and regulations of the law of the State of New York that New York lawyers exercising customary professional diligence would reasonably be expected to recognize as being applicable to general business entities and do not include any law that is part of or imposes a regulatory regime applicable to specific assets or the business of any party to either the Agreement or the Securities.

Our opinions set forth in this letter are limited to, in the case of our opinions set forth in paragraphs 1 and 2 above, the law of the State of New York and, in the case of our opinion set forth in paragraph 3 above, the federal securities law of the United States of America, in each case as in effect on the date hereof, and we express no opinion as to any other law. We have no responsibility or obligation to update this letter or to take into account changes in law, facts or any other developments of which we may later become aware.

This letter is delivered only to the Purchasers by us as special counsel to the Purchasers solely for the benefit of the Purchasers in connection with the transaction contemplated by the Agreement and may not be used, circulated, furnished, quoted or otherwise referred to or relied upon for any other purpose or by any other person or entity (including by any person or entity that purchases any of the Securities from any of the Purchasers) for any purpose without our prior written consent, except that (a) the Purchasers may furnish a copy of this letter to any state or federal authority or independent banking or insurance board or body having regulatory jurisdiction over the Purchasers (but no such person or entity shall be entitled to rely thereon) and (b) at the request of any Purchaser, we hereby consent to reliance hereon by any person or entity that in the future becomes an assignee of Securities held by such Purchaser under the

Sch. 4.4(b) –4

Agreement on the condition and with the understanding that (i) any such reliance by such a person or entity must be actual and reasonable under the circumstances existing at the time of such assignment, including any changes in law, facts or any other developments known to or reasonably knowable by such a person or entity at such time, (ii) we have no responsibility or obligation to consider the applicability or correctness of our opinions set forth in this letter to any person or entity other than the Purchasers as its original addressees and (iii) any such person or entity may rely on our opinions set forth in this letter only to the extent, but to no greater extent than, this letter permits the Purchasers to do so.

Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP

Sch. 4.4(b) –5

SCHEDULE 5.3

DISCLOSURE MATERIALS

•	This Agreement

•	The Memorandum

•	Investor Presentation dated September 11, 2019

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2018

•	The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019

•	Current Reports on Form 8-K filed by the Company on March 28, 2019, April 25, 2019 and September 5, 2019

•	Annual Report of San Jose Water Company for the year ended December 31, 2018

•	Financial statements of San Jose Water Company as of and for the three-month period ended March 31, 2019 and 2018 and the three- and six- month periods ended June 30, 2019 and 2018

•	Annual Report on Form 10-K of Connecticut Water Service, Inc. for the year ended December 31, 2018

•	Quarterly Reports on Form 10-Q of Connecticut Water Service, Inc. for the quarters ended March 31, 2019 and June 30, 2019

SCHEDULE 5.3

(to Note Purchase Agreement)

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY

•	San Jose Water Company, incorporated in the State of California

•	SJW Land Company, incorporated in the State of California

•	SJWTX, Inc., incorporated in the State of Texas, doing business as Canyon Lake Water Service Company

•	Hydro Sub, Inc., incorporated in the State of Delaware

•	444 West Santa Clara Street, L.P. (this Subsidiary is in the process of being dissolved and shall not be considered to be a Subsidiary for purposes of this Agreement)

SCHEDULE 5.4

(to Note Purchase Agreement)

SCHEDULE 5.5

FINANCIAL STATEMENTS

See the Annual Report on Form 10-K for the year ended December 31, 2018 for the Company’s financial statements as of and for the years ended December 31, 2018, 2017 and 2016, the Quarterly Report on Form 10-Q the quarter ended March 31, 2019 for the Company’s financial statements as of and for the three-month periods ended March 31, 2019 and 2018 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 for the Company’s financial statements as of and for the three- and six-month periods ended June 30, 2019 and 2018.

SCHEDULE 5.5

(to Note Purchase Agreement)

SCHEDULE 5.14

USE OF PROCEEDS

The net proceeds from the issuance and sale of the Notes, together with other funds, will be used (a) to fund a portion of the cash consideration needed to consummate the Merger, (b) to pay related fees and expenses and (c) after effectuation of the Merger, to contribute capital to repay a portion of Connecticut Water Service, Inc.’s short-term borrowings. Pending such use, the Company may invest the net proceeds temporarily in investment-grade securities, money-market funds, bank deposit accounts or similar short-term investments.

SCHEDULE 5.14

(to Note Purchase Agreement)

SCHEDULE 5.15

EXISTING INDEBTEDNESS AS OF JUNE 30, 2019

(a)

San Jose Water Company Senior Notes:
Series A 8.58% due 2022 (held by Allstate Investments, LLC)	$20,000,000
Series B 7.37% due 2024 (held by First Colony Life Insurance Company and The Franklin Life Insurance Company)	$30,000,000
Series C 9.45% due 2020 (held by First Colony Life Insurance Company and The Franklin Life Insurance Company)	$10,000,000
Series D 7.15% due 2026 (held by New York Life Insurance Company)	$15,000,000
Series E 6.81% due 2028 (held by New York Life Insurance Company)	$15,000,000
Series F 7.20% due 2031 (held by Pacific Life Insurance Company and Pacific Life & Annuity Company)	$20,000,000
Series G 5.93% due 2033 (held by The Prudential Insurance Company of America)	$20,000,000
Series H 5.71% due 2037 (held by Pacific Life Insurance Company and Pacific Life & Annuity Company)	$20,000,000
Series I 5.93% due 2037 (held by Metlife Insurance Company of Connecticut)	$20,000,000
Series J 6.54% due 2024 (held by Metropolitan Life Insurance Company)	$10,000,000
Series K 6.75% due 2039 (held by The Prudential Insurance Company of America)	$20,000,000
Series L 5.14% due 2044 (held by John Hancock Life Insurance Company (U.S.A.))	$50,000,000
Series M 4.29% due 2049 (held by MetLife Investment Advisors, LLC and New York Life Investors, LLC (U.S.A.))	$80,000,000
SJWTX, Inc. Senior Notes, Series A 6.27% due 2036 (held by The Prudential Insurance Company of America)	$15,000,000
SJW Group Senior Notes, Series A 4.35% due 2021 (held by Prudential Insurance Company of America)	$50,000,000
California Pollution Control Financing Authority Revenue Bonds 5.10%, San Jose Water Company due 2040 (Loan Agreement between the California Pollution Control Financing Authority and San Jose Water Company dated as of June 2, 2010)	$50,000,000

SCHEDULE 5.15

(to Note Purchase Agreement)

California Pollution Control Financing Authority Revenue Bonds 4.75%, San Jose Water Company due 2046 (Loan Agreement between the California Pollution Control Financing Authority and San Jose Water Company dated as of December 19, 2016)	$70,000,000

Credit Agreement, dated as of June 1, 2016, among SJW Group, SJW Land Company and JPMorgan Chase Bank, N.A. ($15,000,000 facility, with a letter of credit sublimit of $5,000,000; $0 is drawn and $0 LCs outstanding) (“SJW Group/SJW Land Credit Agreement”)

Credit Agreement, dated as of June 1, 2016, between SJWTX, Inc., as Borrower, SJW Group, as Guarantor, and JPMorgan Chase Bank, N.A. ($5,000,000 facility, with a letter of credit sublimit of $1,000,000; $0 is drawn and $0 LCs outstanding) (“SJWTX/SJW Group Credit Agreement”)

Credit Agreement, dated June 1, 2016, between San Jose Water Company and JPMorgan Chase Bank, N.A. ($125,000,000 facility, with a letter of credit sublimit of $10,000,000; $79,000,000 is drawn and $79,000,000 LCs outstanding) (“San Jose Water Company Credit Agreement”)

(b)

(1) The Company’s senior note agreements generally restrict the Company from incurring Indebtedness other than Indebtedness that satisfies the terms and conditions of certain exceptions to the restriction.

(2) The Guaranty Agreement, dated November 2, 2006, of SJW Group, pursuant to which SJW Group is a guarantor of the SJWTX, Inc. Senior Notes, Series A 6.27% due 2036, requires SJW Group to maintain: (1) the consolidated Indebtedness of SJW Group and its subsidiaries (including the Company) at equal to or less than 66-2/3% of total capitalization of SJW Group and its subsidiaries (including the Company), and (2) the net worth of SJW Group and its subsidiaries (including the Company) at equal to or greater than $125,000 plus 30% of the Company and its subsidiaries (including the Company) cumulative net income, since December 31, 2006.

(3) The Note Agreement, dated as of June 30, 2011, of SJW Group for the SJW Group Senior Notes, Series A 4.35% due 2021, requires SJW Group to maintain: (1) the consolidated Indebtedness of SJW Group and its subsidiaries (including the Company) at equal to or less than 66-2/3% of total capitalization of SJW Group and its subsidiaries, and (2) the net worth of SJW Group and its subsidiaries at equal to or greater than $175,000 plus 30% of the Company and its subsidiaries’ (including the Company) cumulative net income, since June 30, 2011.

B-2

(4) The Credit Agreement, dated as of June 1, 2016, among SJW Group, SJW Land Company and JPMorgan Chase Bank, N.A. (the “SJW Group/SJW Land Credit Agreement”) generally restricts SJW Group and SJW Land Company from, and requires them to prevent their subsidiaries (including the Company) from, incurring Indebtedness, other than Indebtedness that satisfies the terms and conditions of certain exceptions. In addition, the SJW Group/SJW Land Credit Agreement requires that (1) the funded debt of SJW Group and its subsidiaries (including the Company) not exceed 66-2/3% of total capitalization of SJW Group and its subsidiaries (including the Company) and (2) the ratio of net income before interest and taxes of SJW Group and its subsidiaries (including the Company) to interest expenses of SJW Group and its subsidiaries (including the Company) for their outstanding Indebtedness for the prior four consecutive quarters be equal to or greater than 175% of interest charges.

(5) The Credit Agreement, dated as of June 1, 2016, between SJWTX, Inc., as Borrower, SJW Group, as Guarantor, and JPMorgan Chase Bank, N.A. (the “SJWTX/SJW Group Credit Agreement”) requires that (1) the funded debt of SJW Group and its subsidiaries (including the Company) not exceed 66-2/3% of total capitalization, and (2) the ratio of net income before interest and taxes of SJW Group and its subsidiaries (including the Company) to interest expenses of SJW Group and its subsidiaries (including the Company) for their outstanding Indebtedness for the prior four consecutive quarters be equal to or greater than 175% of interest charges.

B-3

SCHEDULE 10.4

EXISTING LIENS

None

SCHEDULE 10.4

(to Note Purchase Agreement)

SCHEDULE 10.6

EXISTING ADDITIONAL COVENANTS

Pursuant to Section 6.12(a) of the Credit Agreement dated as of June 1, 2016 among the Company, SJW Land Company and JPMorgan Chase Bank, N.A., the Company shall not permit, at any time, Total Debt to exceed 66 2/3% of Capitalization.

Pursuant to Section 6.12(b) of the Credit Agreement dated as of June 1, 2016 among the Company, SJW Land Company and JPMorgan Chase Bank, N.A., for each fiscal quarter, the Company will not permit the Interest Coverage Ratio (as defined therein), for any period of four consecutive fiscal quarters ending on the last day of each such fiscal quarter, to be less than 1.75:1.00.

SCHEDULE 10.6

(to Note Purchase Agreement)

SCHEDULE 13.2

[FORM OF TRANSFEREE WIRE INSTRUCTION]

_________, 20__

Bank Name:

ABA/Routing #:

Beneficiary Account #:

Beneficiary Name:

Further Credit to Account #:

Further Credit to Name:

Ref: (Complete as applicable)

SCHEDULE 13.2

(to Note Purchase Agreement)

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	$10,300,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	—	—	$3,250,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
METROPOLITAN INSURANCE K.K. 1-3 Kioicho, Chiyoda-ku Tokyo, 102-8525 Japan	$14,700,000	—	$16,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
METROPOLITAN TOWER LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	—	—	$3,250,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
METROPOLITAN TOWER LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	—	—	$2,500,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
BRIGHTHOUSE LIFE INSURANCE COMPANY 11225 North Community House Road Charlotte, NC 28277	$30,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
ASSENAGON ASSET MANAGEMENT S.A. ON BEHALF AND FOR ACCOUNT OF ASSENAGAON M.I. INFRASTRUCTURE DEBT FUND Aerogolf Center, 1B, Heienhaff L-1736 Senningerberg, Luxembourg	$5,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	$50,000,000	$25,000,000	$9,150,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT	—	—	$850,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Barings LLC 300 South Tyron Street – Suite 2500 Charlotte, NC 28202	$41,100,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Barings LLC 300 South Tyron Street – Suite 2500 Charlotte, NC 28202	$35,400,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
YF LIFE INSURANCE INTERNATIONAL LIMITED c/o Barings LLC 300 South Tyron Street – Suite 2500 Charlotte, NC 28202	$500,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
JACKSON NATIONAL LIFE INSURANCE COMPANY One Corporate Way Lansing, MI 48951	$20,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
JACKSON NATIONAL LIFE INSURANCE COMPANY One Corporate Way Lansing, MI 48951	$15,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
JACKSON NATIONAL LIFE INSURANCE COMPANY One Corporate Way Lansing, MI 48951	$15,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
AMERICAN GENERAL LIFE INSURANCE COMPANY	—	—	$5,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK	—	—	$15,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	—	—	$24,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	—	$6,500,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
SECURITY LIFE OF DENVER INSURANCE COMPANY	—	$2,200,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
RELIASTAR LIFE INSURANCE COMPANY	—	$3,600,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
RELIASTAR LIFE INSURANCE COMPANY	—	$300,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK	—	$400,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
IBM PERSONAL PENSION PLAN TRUST	$3,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
BRIGHTHOUSE LIFE INSURANCE COMPANY	$17,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
KANSAS CITY LIFE INSURANCE COMPANY	—	—	$2,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY 6000 Westown Parkway West Des Moines, IA 50266	—	$25,000,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA	$16,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA	$2,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.	$2,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
UNITED OF OMAHA LIFE INSURANCE COMPANY	$6,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
UNITED OF OMAHA LIFE INSURANCE COMPANY	—	$5,000,000	$5,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
MIDLAND NATIONAL LIFE INSURANCE COMPANY	—	—	$2,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
MIDLAND NATIONAL LIFE INSURANCE COMPANY	—	—	$1,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
DELAWARE LIFE INSURANCE COMPANY	—	—	$1,750,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
GUARANTY INCOME LIFE INSURANCE COMPANY	—	—	$1,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
HERITAGE LIFE INSURANCE COMPANY	—	—	$1,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
HORACE MANN LIFE INSURANCE COMPANY	—	—	$1,500,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
MIDLAND NATIONAL LIFE INSURANCE COMPANY	—	—	$1,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE	—	—	$1,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE	—	—	$4,750,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
AMERICAN UNITED LIFE INSURANCE COMPANY	$8,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
THE STATE LIFE INSURANCE COMPANY	—	$3,000,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
THE STATE LIFE INSURANCE COMPANY	—	$2,000,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
RGA REINSURANCE COMPANY 16600 Swingley Ridge Road Chesterfield, MO 63017-1706	—	—	$12,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
COUNTRY LIFE INSURANCE COMPANY	$3,000,000	—	$2,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
COUNTRY MUTUAL INSURANCE COMPANY	$2,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
MODERN WOODMEN OF AMERICA	$6,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
CMFG LIFE INSURANCE COMPANY	$4,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
CMFG LIFE INSURANCE COMPANY	$1,000,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
UNITEDHEALTHCARE INSURANCE COMPANY	$725,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
UNITEDHEALTHCARE INSURANCE COMPANY	$350,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
OPTUM BANK, INC.	$1,800,000	—	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.	$125,000	—	$600,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
CATHOLIC UNITED FINANCIAL	—	—	$350,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
AMERICAN REPUBLIC INSURANCE COMPANY	—	—	$1,050,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
AMERITAS LIFE INSURANCE CORP. Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	—	—	$3,500,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
AMERITAS LIFE INSURANCE CORP. OF NEW YORK Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	—	—	$500,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY	—	$2,000,000	—

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
ASSURITY LIFE INSURANCE COMPANY	—	—	$2,000,000

SJW Group

110 West Taylor Street

San Jose, California 95110

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASER	PRINCIPAL AMOUNT OF 2029 NOTES	PRINCIPAL AMOUNT OF 2031 NOTES	PRINCIPAL AMOUNT OF 2039 NOTES
NATIONAL GUARDIAN LIFE INSURANCE COMPANY	—	—	$2,000,000